SCHEDULE 14C INFORMATION
                  Information Statement Pursuant to Section 14(c)
              of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

_x  Preliminary Information Statement
__  Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))
__  Definitive Information Statement

                              MTB Group of Funds
                         (Retail/Institutional Funds)
                 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

_x  No fee required

__  Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11
      (1) Title of each class of securities to which transaction applies:

      -------------------------------------
      (2) Aggregate number of securities to which transaction applies:

      -------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------
      (4) Proposed maximum aggregate value of transaction:

      -------------------------------------
      (5) Total fee paid:

      -------------------------------------

__  Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

      ------------------------------------
      (2) Form Schedule or Registration Statement No.:

      -------------------------------------
      (3) Filing Party:

      -------------------------------------
      (4) Date Filed:

      -------------------------------------






                                 MTB GROUP OF FUNDS

                           MTB International Equity Fund

                                5800 Corporate Drive
                             Pittsburgh, PA 15237-7010

                                  January __, 2006

Dear Shareholder,

            This letter is being provided to the shareholders of MTB International Equity Fund (the "Fund"), a portfolio of MTB Group of Funds (the "Trust"), to notify shareholders of portfolio management changes for the Fund.

            The Trust and MTB Investment Advisors, Inc. ("MTBIA") received an exemptive order from the U.S. Securities and Exchange Commission that permits MTBIA, as the Funds' investment advisor, to hire new sub-advisors or make changes to the existing sub-advisory agreements with the approval of the Trust's Board of Trustees, but without obtaining approval of the shareholders of the affected Fund. As a condition of this exemptive order, MTBIA and the Trust are required to furnish shareholders with information about the new sub-advisors or sub-advisory agreements.

            The enclosed "Information Statement" provides information relating to the changes in portfolio management for the Funds. The changes described in the "Information Statement" do not require shareholder approval. You have previously been provided with supplements to the Funds' prospectuses reflecting the changes to the prospectuses required in connection with the changes in sub-advisors.

            Please take a few minutes to review the attached materials and thank you for your investment in MTB Group of Funds.


Sincerely,


Carl W. Jordan
President
MTB Group of Funds

------------------------------------------------------------------------------

                               INFORMATION STATEMENT
------------------------------------------------------------------------------

                                 MTB GROUP OF FUNDS

                           MTB International Equity Fund

                                5800 Corporate Drive
                             Pittsburgh, PA 15237-7010


      This Information Statement is being provided to shareholders of MTB International Equity Fund (Fund), a portfolio of MTB Group of Funds (Trust), to provide information regarding the sub-advisory agreements recently entered into with Hansberger Global Investors, Inc. (HGI), SSgA Funds Management, Inc. (SSgA FM) and LSV Asset Management (LSV), respectively. (HGI, SSgA FM and LSV are collectively referred to as New Sub-Advisors.) WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      Details of Sub-Advisory Relationships

      On September 21, 2005, the Board of Trustees of the Trust (Board) unanimously approved the recommendation of the Trust's investment manager, MTB Investment Advisors, Inc. (MTBIA), 100 East Pratt Street, 17th floor, Baltimore, MD 21202, to hire HGI as a sub-advisor for the growth component of the Fund; to hire SSgA FM as a sub-advisor for the core component of the Fund; and to hire LSV as a sub-advisor for the value component of the Fund, all replacing UBS Global Asset Management (Americas) Inc. (UBS).

      MTBIA and its predecessors or affiliates have been the investment advisor to the Fund since its inception. MTBIA continues to serve as such under an Investment Advisory Contract (Advisory Contract) that was last approved by Consent of Sole Shareholder dated November 8, 2000. Under the Advisory Contract, MTBIA has the overall responsibility, subject to the oversight of the Board, for providing investment advisory services to the Trust. Also under the Advisory Contract, MTBIA is permitted to hire sub-advisors to assist it in investing the Trust's assets. MTBIA monitors and evaluates the performance of any sub-advisors and makes recommendations to the Board regarding their hiring, termination and replacement.

      UBS previously served as sub-advisor to the Fund pursuant to a contract approved by Consent of Sole Shareholder of the Fund on November 8, 2000.

       On October 24, 2005, MTBIA and the Trust entered into new sub-advisory agreements (New Sub-Advisory Agreements) with each New Sub-Advisor. Each New Sub-Advisor began serving as a sub-advisor to the Fund on that date. The subadvisory fees for each New Sub-Advisor are being paid by MTBIA out of the investment advisory fee it receives from the Fund.

      The New Sub-Advisory Agreements do not require shareholder approval because the Trust has received permission from the U.S. Securities and Exchange Commission (SEC) to enter into new sub-advisory agreements without the delay and expense of a shareholder vote. This special permission was made subject to several conditions. One of the conditions, which has been satisfied, is that the shareholders of the Fund must approve a policy to permit the Trust's board and investment advisor to appoint and replace sub-advisors for the Fund and to enter into and amend its sub-advisory contracts without seeking shareholder approval. Another condition requires shareholders to be notified of the details of any new sub-advisory agreements entered into by the Trust by sending the shareholders an Information Statement within 90 days of the hiring of the new subadvisor. Therefore, you are receiving this disclosure document.

      Reasons and Process for Appointing New Sub-Advisors

      The recommendation to enter into the new sub-advisory relationships was made by MTBIA in the ordinary course of its ongoing evaluation of fund performance and investment strategy, and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process, style and long-term performance record.

      In evaluating each New Sub-Advisor, the Trustees received written and oral information from MTBIA and each New Sub-Advisor about the portfolio managers or management team, their investment philosophies, strategies and processes, and other factors. In approving each New Sub-Advisor as sub-advisor to a Fund, the Trustees met at its regular meeting on September 20-21, 2005, and carefully evaluated: (1) the search process that led to MTBIA's recommendation; (2) the nature, extent and quality of the services expected to be rendered to the Fund; (3) the distinct investment objective and policies of the Fund; (4) the history, organizational structure, financial condition and reputation of each New Sub-Advisor, and the qualification and background of each New Sub-Advisor's personnel; (5) the practices and policies of each New Sub-Advisor with respect to selecting brokers and executing trades; (6) certification by the New Sub-Advisors of the existence and adequacy of an advisor compliance program under the Investment Advisers Act of 1940; (7) any regulatory, compliance or litigation matters; (8) business continuity and document management programs; (9) the investment performance records of each New Sub-Advisor; (10) the reasonableness of the fees to be paid to and the profits to be realized by each New Sub-Advisor (including any benefits to be received by each New Sub-Advisor or its affiliates in connection with soft dollar arrangements);
(11) whether the fees to be paid to the Sub-Advisors were competitive with the fees they charge other clients that are similarly managed; (12) how competitive forces in the market impacted the ability to secure the services of sub-advisors and negotiate fees; (13) the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale; (14) the reasonableness of the fees that would be retained by MTBIA, before and after any voluntary waivers, and that there would be no changes to the advisory fee charged to the Fund; and (15) other factors deemed relevant. The Board relied upon MTBIA's report to the Board that the nature of the services to be provided by, and the fees to be paid to, the New Sub-Advisors are no less favorable to the Fund than are available from other prospective sub-advisors, noting in that regard that all fees to New Sub-Advisors will be paid by MTBIA, and not by the Fund.

      The Board's decision to approve each New Sub-Advisory Agreement reflects the exercise of its business judgment on whether the proposed new sub-advisory arrangements would be in the best interest of the Fund. During the course of its review of these agreements, the Board considered and relied upon many factors, among the most material of which are those set forth above.

      In particular, the Board relied upon the fact that MTBIA remains the party primarily responsible for the performance of the Fund, through its selection and retention (subject to approval of the Board) and continued supervision of each New Sub-Advisor, and that MTBIA recommended to the Board the engagement of each New Sub-Advisor after extensive research of numerous candidate firms. The Board also relied upon the fact that MTBIA negotiated fee arrangements with the New Sub-Advisors on an arms-length basis and the new sub-advisory arrangements will not result in any increase in the total advisory fees and total expenses payable by the Fund.

      Finally, the Board based its decision on the favorable results of an independent review and consideration of extensive background material provided to it by each New Sub-Advisor regarding the New Sub-Advisor's organizational structure, compliance program, investment process, style and long-term performance record. No one factor was determined to be determinative and the Board made no separate findings or conclusions with respect to the factors considered. Instead, all of the foregoing factors were considered together in reaching the conclusion to approve each new Sub-Advisory Agreement.


      New Sub-Advisory Agreements

      Each New Sub-Advisor serves as sub-advisor under sub-advisory agreements among MTBIA, the Fund and the respective New Sub-Advisor. Under their respective New Sub-Advisory Agreements, each New Sub-Advisor makes investment decisions for the assets of the Fund component allocated to it by MTBIA, and continuously reviews, supervises and administers such Fund component's investment programs with respect to these assets. Each New Sub-Advisor is independent of MTBIA and discharges its responsibilities subject to the supervision of MTBIA and the Trustees, and in a manner consistent with the Fund's investment objectives, policies and limitations.

      The New Sub-Advisory Agreements are substantially similar to those in existence among the Trust, MTBIA and the Trust's other sub-advisors. Specifically, the duties to be performed, standard of care and termination provisions of the New Sub-Advisory Agreements are similar to the other agreements. Each New Sub-Advisory Agreement will remain in effect
until       October 24, 2008 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not parties to the New Sub-Advisory Agreements or "interested persons," as that term is defined in the Investment Company Act of 1940, of any party to a New Sub-Advisory Agreement.



      Compensation

      Pursuant to the terms of the New Sub-Advisory arrangements, HGI receives a sub-advisory fee from MTBIA on the growth portion of the average daily net assets (ADNA) of the Fund at the following annual rate: 0.60% on all assets; SSgA FM receives an annual sub-advisory fee from MTBIA on the core portion of the ADNA of the Fund at the following annual rate: 0.40% on the first $50 million, 0.32% on the next $90 million, and 0.30% on ADNA over $140 million; and LSV receives a sub-advisory fee from MTBIA on the value portion of the ADNA of the Fund at the following annual rate: 0.49% on all assets. (By comparison, UBS received a sub-advisory fee from MTBIA on the ADNA of the Fund at the following annual rate: 0.40% on the first $50 million of ADNA; 0.35% on the next $150 million of ADNA; and 0.30% on ADNA over $200 million.) The new sub-advisory arrangements will not affect the advisory fees or total expenses payable by the Fund. All sub-advisory fees will be paid by MTBIA out of its investment advisory fee. Each New Sub-Advisor may voluntarily waive all or a portion of its sub-advisory fee in its sole discretion.


      Additional Information on the Sub-Advisors

      HGI

      HGI is a registered investment advisor and a wholly-owned subsidiary of Hansberger Group, Inc., a privately held corporation. It was founded in 1994 and its principal business address is 401 East Las Olas Blvd., Suite 1700, Fort Lauderdale, FL 33301. As of December 31, 2005, HGI managed approximately $__ billion in assets.

      Following is a list of the directors and principal executive officers of HGI and their principal occupation. Unless otherwise noted, the address of each person listed is 401 East Las Olas Blvd., Suite 1700, Fort Lauderdale, FL 33301.

----------------------------------------------------------------------------
Name                                Principal Occupation
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Thomas Loren Hansberger             Chairman and CEO
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Jerald Christopher Jackson          Senior Vice President and General
                                    Counsel
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Wesley Edmond Freeman               Managing Director of Institutional
                                    Marketing
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Thomas Allen Christensen            Chief Financial Officer
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Neil Edward Riddles                 Chief Operating Officer
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Ronald Wayne Holt                   President and Managing Director of
                                    Research
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Thomas R. H. Tibbles*               Chief Investment Officer - Growth Team
                                    and Managing Director - Canada
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Lauretta Ann Reeves                 Chief Investment Officer - Value Team
                                    and Managing Director of Research
                                    Technology
----------------------------------------------------------------------------
----------------------------------------------------------------------------
David Sundin Lemanski               Chief Administrative Officer
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Susan H. Moore-Wester               Chief Compliance Officer
----------------------------------------------------------------------------

      *5500 North Service Road, 11th Floor, Burlington, Ontario, Canada L7L6W6

      HGI currently serves as investment advisor to one other mutual fund with an objective similar to the Fund. The following chart contains a description of this fund and the compensation paid to HGI for its advisory services:


--------------------------------------------------------------------------------------------------------
         Name of Fund            Approximate Total Fund       Advisory Fee      Waiver of Advisory Fee
                               Assets as of December 31,   (Annually, as % of
                                          2005              average daily net
                                                                 assets)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Hansberger Institutional       [to be provided in                 0.75%         HGI will waive fees
Series - International Growth  Definitive Statement]                            and/or reimburse
Fund                                                                            expenses in order to
                                                                                limit total Fund
                                                                                operating expenses* to
                                                                                1.00% and 1.15% for
                                                                                the Institutional
                                                                                Class and the Advisor
                                                                                Class, respectively.**
--------------------------------------------------------------------------------------------------------

      *Total expenses exclude brokerage, interest, taxes, deferred organizational and extraordinary expenses.

      **HGI may recoup all or a portion of any waived management fees and reimbursed expenses it has borne, if any, within one year after the end of the fiscal year in which the waiver was made. The waiver agreement will continue in effect through April 30, 2006. There is no guarantee that the waiver agreement will continue after that date.


      SSgA FM

      SSgA FM is a registered investment advisor and a wholly-owned subsidiary of State Street Corporation, a publicly traded bank holding company. It was founded in 2001 and its principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. State Street Corporation owns 100% of the outstanding voting securities of SSgA FM. Its principal business address is the same as SSgA FM. As of December 31, 2005, SSgA FM managed approximately $97 billion in assets [number to be finalized in Definitive Statement].

      Following is a list of the directors and principal executive officers of SSgA FM and their principal occupation. Unless otherwise noted, the address of each person listed is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.



---------------------------------------------------------------------------
Name                               Principal Occupation
---------------------------------------------------------------------------
---------------------------------------------------------------------------
James Ross                         Director and President, SSgA FM;
                                   [Senior] Principal, State Street
                                   Global Advisors, a division of State
                                   Street Bank and Trust Company
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Peter Leahy                        Director, SSgA FM; Chief Operating
                                   Officer, State Street Global Advisors,
                                   a division of State Street Bank and
                                   Trust Company
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Mitchell Shames                    Director, SSgA FM; Chief Counsel,
                                   State Street Global Advisors, a
                                   division of State Street Bank and
                                   Trust Company
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Thomas Kelly                       Treasurer, SSgA FM; Senior Principal,
                                   State Street Global Advisors, a
                                   division of State Street Bank and
                                   Trust Company
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Peter Ambrosini                    Chief Compliance Officer, SSgA FM and
                                   State Street Global Advisors, a
                                   division of State Street Bank and
                                   Trust Company
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Mark Duggan                        Chief Legal Officer, SSgA FM; Senior
                                   Counsel, State Street Global Advisors,
                                   a division of State Street Bank and
                                   Trust Company
---------------------------------------------------------------------------


      SSgA FM currently serves as subadvisor to one other mutual fund with an objective similar to the Fund. The following chart contains a description of this fund and the compensation paid to SSgA FM for its sub-advisory services:


-------------------------------------------------------------------------------------------------------------------
       Name of Fund            Approximate Total Fund     Advisory Fee (annually, as % of  Waiver of Advisory Fee
                              Assets as of December 31,      average daily net assets)
                                        2005
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Citistreet International    $172 million [number to be    0.50% on the first $50 million            None
Stock Fund                  finalized in Definitive       of average daily net assets
                            Statement]                    (ADNA), 0.45% on the next $100
                                                          million of ADNA, and 0.40% on
                                                          ADNA over $150 million
-------------------------------------------------------------------------------------------------------------------

      LSV

      LSV is a registered investment advisor that was formed as a Delaware partnership in November 1994. The general partnership interests of LSV are principally as follows: SEI Funds, Inc. (a wholly-owned subsidiary of SEI Investments, a publicly held corporation), 43%; Josef Lakonishok, 24%; Robert Vishny, 12%; and Chris LaCroix, 11%. As of December 31, 2005, LSV oversaw approximately $__ billion of client assets in equity portfolios for a variety of institutional investors including retirement plans, endowments, foundations, corporations and mutual fund sponsors. LSV's principal business address is 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

      Following is a list of the general partners (exclusive of SEI Funds, Inc.) who (i) hold the five largest economic interests in LSV, and (ii) exercise primary management responsibility with respect to LSV, together with their principal occupation. Unless otherwise noted, the address of each person listed is 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

----------------------------------------------------------------------------
Name                                Principal Occupation
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Josef Lakonishok                    Partner, Chief Executive Officer and
                                    Portfolio Manager, LSV and William G.
                                    Karnes Professor of Finance at the
                                    College of Commerce & Business
                                    Administration at the University of
                                    Illinois at Urbana-Champaign
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Robert Vishny                       Partner and Portfolio Manager, LSV and
                                    Eric J. Gleacher Distinguished Service
                                    Professor of Finance, University of
                                    Chicago Graduate School of Business
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Menno Vermeulen, CFA                Partner, Portfolio Manager and Senior
                                    Quantitative Analyst, LSV
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Christopher Lacroix                 Partner and Managing Director of New
                                    Business Development, LSV
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Tremaine Atkinson                   Partner, Chief Operating Officer and
                                    Chief Compliance Officer, LSV
----------------------------------------------------------------------------


      LSV currently serves as subadvisor (but not investment advisor) to 10 other mutual funds with an objective similar to the Fund. The following chart contains a description of the funds and the compensation paid to LSV for its sub-advisory services:


-----------------------------------------------------------------------------------------------------------------
         Name of Fund            Approximate Total Fund   Subadvisory Fee (annually, as %        Waiver of
                               Assets as of December 31,    of average daily net assets)      Subadvisory Fee
                                          2005
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
DIA International Equity       [to be provided in         0.45% of the first $100 million          None
Portfolio                      Definitive Statement]      of ADNA; 0.40% of the next $100
                                                          million of ADNA; 0.37% of the
                                                          next $400 million of ADNA;
                                                          0.35% of the next $200 million
                                                          of ADNA; and 0.33% of any
                                                          amount in excess of $800
                                                          million of ADNA.
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
LSV serves as investment                                  0.45% of the first $150 million          None
sub-advisor to seven                                      of ADNA; 0.425% of the next
portfolios using the                                      $150 million of ADNA; 0.40% of
International Large Cap Value                             the next $150 million of ADNA;
strategy offered by                                       0.375% of the next $300 million
Prudential Investments LLC                                of ADNA; and 0.35% of any
                                                          amount in excess of $750
                                                          million.
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
LSV serves as investment                                  0.35% of the first $150 million          None
sub-advisor to two portfolios                             of ADNA; 0.40% of the next $350
using the International Large                             million; 0.35% of the next $250
Cap Value strategy offered by                             million; 0.325% of the next
Wells Fargo                                               $250 million; 0.30% of any
                                                          amount in excess of $1 billion.
-----------------------------------------------------------------------------------------------------------------




      Additional Information on the Funds

      The Trust mailed to shareholders the annual report for the Fund, which includes audited financial statements for its fiscal year ended April 30, 2005, and its semi-annual report, which contains unaudited financial statements for the period ended October 31, 2005. The Trust will promptly provide, without charge and upon request, a copy of the Fund's annual report and/or semi-annual report. Requests for the annual report or semi-annual report for the Fund may be made by writing to the Trust's principal executive offices located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 or by calling the Trust toll-free at 1-800-836-2211.

      The Trust's distributor is Edgewood Services, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

      The co-administrators for the Trust are M&T Securities, Inc., One M&T Plaza, Buffalo, NY 14203; and Federated Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.


                                                              January __, 2006









------------------------------------------------------------------------------
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
------------------------------------------------------------------------------

In an effort to reduce costs and avoid duplicate mailings, the Trust intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Trust resides (so-called "householding"), as permitted by applicable rules. The Trust's "householding" program covers its Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Trust is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Trust gives notice of its intent to "household" at least sixty (60) days before they begin "householding" and (iii) none of the shareholders in the household have notified the Trust or its agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Trust at 1-800-836-2211.

      Edgewood Services, Inc., Distributor

      Cusip 55376T791
      Cusip 55376T783
      Cusip 55376T775
      ______ (01/06)